OTHER PROVISIONS	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [text block] [Abstract]
Disclosure of other provisions [text block]

32    Other provisions

The Group	Provisions for financial commitments and guarantees £m	Payment protection insurance £m	Other regulatory provisions £m	Vacant leasehold property £m	Other £m	Total £m
At 31 December 2017	30	2,775	1,084	56	1,364	5,309
Adjustment on adoption of IFRS 9 (note 50)	243					243
Balance at 1 January 2018	273					5,552
Exchange and other adjustments	(11)	130	–	–	33	152
Provisions applied	–	(2,099)	(938)	(44)	(617)	(3,698)
Charge for the year	(72)	1,395	561	50	85	2,019
At 31 December 2018	190	2,201	707	62	865	4,025

The Bank	Provisions for financial commitments and guarantees £m	Payment protection insurance £m	Other regulatory provisions £m	Vacant leasehold property £m	Other £m	Total £m
At 31 December 2017	18	1,348	242	34	951	2,593
Adjustment on adoption of IFRS 9 (note 50)	106					106
At 1 January 2018	124					2,699
Exchange and other adjustments	(2)	–	2	–	99	99
Provisions applied	–	(1,057)	(302)	(14)	(523)	(1,896)
Charge for the year	(46)	628	311	17	107	1,017
At 31 December 2018	76	919	253	37	634	1,919

Provisions for financial commitments and guarantees

Provisions are held in cases where the Group is irrevocably committed to advance additional funds, but where there is doubt as to the customer’s ability to meet its repayment obligations. See also note 18.

Payment protection insurance (excluding MBNA)

The Group increased the provision for PPI costs by a further £1,395 million in the year ended 31 December 2018, bringing the total amount provided to £20,026 million.

The charge in 2018 related to a number of factors including higher expected complaint volumes, which have increased as the industry deadline approaches largely driven by increased claims management company activity, and associated administration costs, an increase in average redress per complaint, additional operational costs to deal with potential complaint volatility and continued improvements in data interrogation and the Group’s ability to identify valid complaints. The provision is consistent with total expected complaint volumes increasing from 5.4 million to 5.8 million.s

At 31 December 2018, a provision of £1,974 million remained unutilised relating to complaints and associated administration costs. Total cash payments were £1,853 million during the year ended 31 December 2018.

Sensitivities

The Group estimates that it has sold approximately 16 million PPI policies since 2000. These include policies that were not mis-sold and those that have been successfully claimed upon. Since the commencement of the PPI redress programme in 2011 the Group estimates that it has contacted, settled or provided for approximately 54 per cent of the policies sold since 2000.

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. However a number of risks and uncertainties remain including with respect to future complaint volumes. The cost could differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required. These may also be impacted by any further regulatory changes, the final stages of the Financial Conduct Authority (FCA) media campaign and Claims Management Company and customer activity, and potential additional remediation arising from the continuous improvement of the Group’s operational practices.

Deloitte LLP has been appointed to assist the Official Receiver with the submission of PPI queries to providers to establish whether any mis-sold PPI redress is due to creditors of bankrupts’ estates. The Group has not made any provision in relation to this matter, which will remain under review.

For every additional 1,000 reactive complaints per week from July 2019 through to the industry deadline of the end of August 2019, the Group would expect an additional charge of approximately £20 million.

Payment protection insurance (MBNA)

As announced in December 2016, the Group’s exposure is capped at £240 million, which is already provided for through an indemnity received from Bank of America. MBNA increased its PPI provision by £132 million in the year ended 31 December 2018 but the Group’s exposure continues to remain capped at £240 million under the arrangement with Bank of America, notwithstanding this increase by MBNA.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2018 the Group charged a further £561 million in respect of legal actions and other regulatory matters, and the unutilised balance at 31 December 2018 was £707 million (31 December 2017: £1,084 million). The most significant items are as follows.

Arrears handling related activities

The Group has provided an additional £151 million in the year ended 31 December 2018 for the costs of identifying and rectifying certain arrears management fees and activities, taking the total provided to date to £793 million. The Group has put in place a number of actions to improve its handling of customers in these areas and has made good progress in reimbursing arrears fees to impacted customers.

Packaged bank accounts

The Group has provided a further £45 million in the year ended 31 December 2018 (£245 million was provided in the year ended 31 December 2017) in respect of complaints relating to alleged mis-selling of packaged bank accounts, raising the total amount provided to £795 million. A number of risks and uncertainties remain particularly with respect to future volumes.

HBOS Reading – customer review

As at the end of February 2019, the Group had completed its compensation assessment for all 71 business customers within the customer review, with more than 96 per cent of these offers accepted. In total, more than £96 million had been offered of which £78 million had been accepted, in addition to £9 million for ex-gratia payments and £5 million for the reimbursements of legal fees.

The review follows the conclusion of a criminal trial in which a number of individuals, including two former HBOS employees, were convicted of conspiracy to corrupt, fraudulent trading and associated money laundering offences which occurred prior to the acquisition of HBOS by the Lloyds Banking Group in 2009. The Group has provided a further £15 million in the year ended 31 December 2018 for customer settlements, raising the total amount provided to £115 million and is now nearing the end of the process of paying compensation to the victims of the fraud, including ex-gratia payments and re-imbursements of legal fees.

Vacant leasehold property

Vacant leasehold property provisions are made by reference to a prudent estimate of expected sub-let income, compared to the head rent, and the possibility of disposing of the Group’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a biannual basis and will normally run off over the period of under-recovery of the leases concerned, currently averaging three years; where a property is disposed of earlier than anticipated, any remaining balance in the provision relating to that property is released.

Other

Following the sale of TSB Banking Group plc, the Group raised a provision of £665 million in relation to various ongoing commitments; £168 million of this provision remained unutilised at 31 December 2018.

Provisions are made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes irrevocably committed to the expenditure. At 31 December 2018 provisions of £179 million (31 December 2017: £104 million) were held.

The Group carries provisions of £122 million (2017: £136 million) for indemnities and other matters relating to legacy business disposals in prior years.